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                                                                   EXHIBIT 10.04


                   AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT

      This Amendment No. 3 ("Amendment") to Stock Purchase Agreement is dated as of March __, 1999 and is entered into by and between Palisades Capital Inc. a California corporation ("Buyer"), Charles Beilman, an individual ("Seller") and the Entertainment Universe, Inc. a California corporation ("Entertainment Universe"). This Amendment to Stock Purchase Agreement ("Agreement") amends the original Stock Purchase Agreement between the parties dated October 1, 1998, as amended by Amendment to Stock Purchase Agreement dated as of December, 1998 and Amendment No. 2 to Stock Purchase Agreement dated as of February 11, 1999.

      The Agreement is hereby amended as follows:

      1. Section 1.02(a) of the Agreement, as presently existing, is hereby deleted and the following substituted therefor:

            "Buyer shall pay to Seller the sum of $2,000,000 as follows:

            (i) $255,000, receipt of which is hereby acknowledged by Seller; and either (ii) or (iii) below at the discretion of Buyer;

            (ii) $250,000 on or before March 5, 1999, and the balance of $1,495,000 on or before May 5, 1999; or

            (iii) $1,745,000 on or before March 5, 1999.

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      2. In all other respects the Agreement remains unchanged and in full force and effect as of the date hereof.

      IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereby on the date first written above.


                                              PALISADES CAPITAL INC.

                                              By: /s/ Brad Greenspan
                                                  ------------------------------
                                                  Brad Greenspan, President


                                              CD UNIVERSE, INC.

                                              By: /s/ Charles Beilman
                                                  ------------------------------
                                                  Charles Beilman, President and
                                                  Charles Beilman an individual


                                              THE ENTERTAINMENT UNIVERSE, INC.

                                              By: /s/ Brad Greenspan
                                                  ------------------------------
                                                  Brad Greenspan, Chairman